Summary Prospectus dated May 1, 2020

Eaton Vance VT Floating-Rate Income Fund

Initial Class Shares     ADV Class Shares     Institutional Class Shares

This Summary Prospectus is designed to provide separate accounts of insurance companies, qualified pension and retirement plans and other eligible investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2020, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus and are available at http://www.eatonvance.com/funddocuments. Contract holders, plan beneficiaries and other investors should ask their financial intermediaries, insurance companies, or plan sponsors, or visit their financial intermediary’s or insurance company’s web site for more information.

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company or plan sponsor unless you specifically request paper copies. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website address to access the report. Instructions for requesting paper copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable. Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

Investment Objective

The Fund's investment objective is to provide a high level of current income.

Fees and Expenses of the Fund

This table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance separate account (“Variable Contract”) or qualified pension or retirement plan (“Qualified Plan”). If these fees and expenses were included, expenses shown would be higher. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you participate through a Qualified Plan, the table does not reflect direct expenses of the plan, and you should consult your administrator for more information.

This table describes the expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Initial Class	ADV Class	Institutional Class
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Initial Class	ADV Class	Institutional Class
Management Fees	0.58%	0.58%	0.58%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.36%	0.36%	0.09%
Total Annual Fund Operating Expenses	1.19%	0.94%	0.67%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If these fees and expenses were included, expenses shown would be higher. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class shares	$121	$378	$654	$1,443
ADV Class shares	$96	$300	$520	$1,155
Institutional Class shares	$68	$214	$373	$835

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in income producing floating rate loans and other floating rate debt securities. The Fund invests primarily in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). Senior Loans typically are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to subordinated debtholders and stockholders of the borrower. Loans usually are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as “junk”).

The Fund may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (collectively, “Junior Loans”), other floating rate debt securities, fixed-income debt obligations and money market instruments. Other floating rate debt securities, fixed-income debt securities and money market instruments may include: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and commercial paper. Money market instruments with a remaining maturity of less than 60 days are deemed floating rate debt securities. Senior Loans and Junior Loans are referred to together herein as “loans.” The Fund may invest up to 25% of its total assets in U.S. dollar denominated foreign Senior Loans.

The investment adviser seeks to maintain broad borrower and industry diversification among the Fund’s loans. When selecting loans, the investment adviser seeks to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics. Loans may be sold, if in the opinion of the investment adviser, the risk-return profile deteriorates or to pursue more attractive investment opportunities. Preservation of capital is considered when consistent with the Fund’s investment objective. The portfolio managers may also consider financially material environmental, social and governance factors in evaluating an issuer. These considerations may be taken into account alongside other fundamental research in the investment selection process.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. No active trading market may exist for certain investments held by the Fund which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets. Fixed-income markets may experience periods of relatively high volatility.

Credit Risk. Investments in loans and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than Senior Loans to the same borrower.

Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. Due to the possibility of an extended loan settlement process, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs, such as to satisfy redemption requests from Fund shareholders.

Eaton Vance VT Floating-Rate Income Fund	2	Summary Prospectus dated May 1, 2020

The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain instruments held by the Fund pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Eaton Vance VT Floating-Rate Income Fund	3	Summary Prospectus dated May 1, 2020

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Initial Class shares and do not reflect any insurance-related expenses and charges under a Variable Contract or expenses related to a Qualified Plan. If such charges were reflected, the returns would be lower. Thus, you should not compare the Fund’s returns directly with the performance of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. Past performance is not necessarily an indication of how the Fund will perform in the future.

For the ten years ended December 31, 2019, the highest quarterly total return for Initial Class shares was 4.12% for the quarter ended March 31, 2010, and the lowest quarterly return was -3.49% for the quarter ended December 31, 2018.

Average Annual Total Return as of December 31, 2019	One Year	Five Years	Ten Years
Initial Class Return Before Taxes	7.08%	3.61%	4.12%
ADV Class Return Before Taxes	7.47%	3.89%	4.27%
Institutional Class Return Before Taxes	7.65%	4.07%	4.36%
S&P®/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	8.64%	4.44%	5.00%

The ADV Class performance shown above for the period prior to April 15, 2014 (commencement of operations), is the performance of Initial Class shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Institutional Class performance shown above for the period prior to May 1, 2016 (commencement of operations) is the performance of ADV Class shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third part licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Investors cannot invest directly in an Index.

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Portfolio Managers

Craig P. Russ, Vice President of Eaton Vance, has managed the Fund since November 2007.

Andrew N. Sveen, Vice President of Eaton Vance, has managed the Fund since January 2008.

Jeffrey R. Hesselbein, Vice President of Eaton Vance, has managed the Fund since May 2019.

Michael J. Turgel, Vice President of Eaton Vance, has managed the Fund since May 2019.

Eaton Vance VT Floating-Rate Income Fund	4	Summary Prospectus dated May 1, 2020

Purchase and Sale of Fund Shares

All purchases, redemptions and exchanges of Fund shares are made through insurance company separate accounts, qualified pension and retirement plans or by other eligible investors that are the record owner of the shares. Contract holders, plan beneficiaries, and other investors seeking to purchase, redeem, or exchange interest in the Fund’s shares should consult with the insurance company, plan sponsor or other eligible investor through which their investment in the Fund is made.

Tax Information

The Fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Because shares of the Fund are offered to insurance company separate accounts, qualified pension and retirement plans, and other eligible investors, you should read your prospectus, disclosure statement or plan documentation to understand the tax treatment of your investment.

Payments to Insurance Companies, Plan Sponsors and Other Financial Intermediaries

The Fund is generally available for purchase by separate accounts of insurance companies, qualified pension and retirement plans or by other eligible investors. The Fund, its principal underwriter and its affiliates may make payments to insurance companies, plan sponsors or other financial intermediaries for distribution and related services. These payments may create a conflict of interest for the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option in their product or to recommend the Fund over another investment option. Ask your financial intermediary, insurance company, or plan sponsor, or visit your financial intermediary’s or insurance company’s website, for more information.

4479 5.1.20	© 2020 Eaton Vance Management

Eaton Vance VT Floating-Rate Income Fund	5	Summary Prospectus dated May 1, 2020